MERRILL LYNCH
EMERGING TIGERS
FUND, INC.



FUND LOGO



Quarterly Report

August 31, 1999



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING TIGERS FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of August 31, 1999

India              12.7%
Indonesia           7.7%
Malaysia           19.4%
Thailand            6.6%
Singapore          33.0%
China               9.8%
Philippines         6.1%

[FN]
*Total may not equal 100%.



Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1999



DEAR SHAREHOLDER

For the three-month period ended August 31, 1999, Class A, Class B, Class C and Class D Shares of Merrill Lynch Emerging Tigers Fund, Inc. had total returns of +11.32%, +11.08%, +11.07% and +11.22%, respectively. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Although there were upbeat second quarter gross domestic product
(GDP) reports in many Asian tiger countries, recent shocks have increased fears that Asia's recovery was imperiled. For example, in Thailand, the inability and unwillingness of banks to recapitalize have left investors doubting the country's recovery prospects. In Indonesia, evidence of corruption at the banking restructuring agency and troubles in East Timor have been negative factors that have affected the rupiah and the equity market. Finally, the recent increase in US interest rates, with the possibility of more increases in the future, has caused investors to become more cautious on global liquidity. Consequently, many Asian equity markets corrected in the third calendar quarter of 1999. This was not surprising, considering that the markets had excellent performances in the first two quarters of the year.


Investment Strategy and
Outlook
Singapore's GDP figures have been very strong in the first and second quarters of this year, although bank lending, which tends to lag economic recovery, has not picked up. While restructuring remains a key long-term positive, we believe that much of the news is already reflected in stock prices. We are slightly overweight in Singapore in the Fund.

The economic fundamentals in Malaysia point to a continuing recovery. Low inflation has been supporting low interest rates. Money supply has been accelerating and the inclusion of Malaysia in various benchmark indexes should mean liquidity into the equity market. However, Malaysia's main risk is political, since the government has repeatedly compromised foreign investors' interests in recent years. Malaysia has made some progress on macroeconomic reform, but much less on microeconomic issues of transparency and governance. In addition, the government continues to practice political favoritism towards selected business groups and is still interventionist. In the short term, the Malaysian equity market is likely to perform well as high liquidity levels will be maintained in the period before the elections in November. We have maintained an overweighted position in Malaysia.

Important data suggests a strong economic recovery is indeed underway in the Philippines, although the equity market has been dampened by negative perceptions about President Estrada. We tend to be less worried about his political image. However, we are not enthusiastic about stock valuations and the growing concerns on transparency and governance cannot help investor sentiment. We have reduced our weighting in the Philippines, which makes it an approximately neutral position in the portfolio.

With very positive export trends and an improvement in consumption, Thailand appears to be in a steady economic recovery. However, there are two areas of concern. First, credit growth and private investment continue to be weak. Second, economic growth, although higher, does not appear to be sufficient to bring down non-performing loan (NPL) levels by itself. Banks remain reluctant to lend and have been slow at recapitalizing. The recovery process in Thailand may be more protracted than in other Asian tiger countries. Accordingly, the Fund is underweight in the country.

Reform and recovery are stalling in Indonesia, and the country's NPLs are close to 60%. The government's recapitalization of the banks has been marred by corruption at Bank Bali. As a result, the International Monetary Fund has threatened to withhold further funding until an unbiased investigation is carried out. On top of all this, Indonesia has yet to choose a new president and complete the political transition that has been underway for more than a year now, in addition to the violence in East Timor. We have been selling our Indonesian positions in the Fund and expect to remain underweight in Indonesia until we see clear signs of progress there.

Valuations are attractive in India, compared to the rest of Asia, and there has been a strong pick up in economic growth indicators along with falling inflation. Although there are uncertainties regarding the outcome of the general election, it does appear as if the current coalition will gain at the expense of smaller political parties. A less-fragmented parliament would also support the reform process. Given these factors, the Fund is overweight in India.

In The People's Republic of China, weakness in business activity remains pervasive and may be spreading. At the same time, there is still no sign of an acceleration in consumer spending, real estate price deflation has persisted, and exports are lagging those of most other Asian economies. We have been selling our Chinese positions, particularly those we view as vulnerable if the currency is devalued. Our remaining Chinese positions are those that are defensive and have dominant positions in their respective industries.

In Conclusion
Looking ahead, we believe that there is less likelihood that all Asian equity markets will move synchronously as they did for most of 1999 when they were driven higher by liquidity. Those countries with higher debt levels, slower recapitalization, and fewer reforms are likely to underperform relative to their counterparts who are successfully meeting their challenges. However, as 1999 draws to a close, we would expect market activity to slow considerably as investors assess the potential impact that the Year 2000 will have on the Asian tiger economies.

We thank you for your investment in Merrill Lynch Emerging Tigers
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



October 6, 1999



Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1999



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                        3 Month            12 Month       Since Inception
As of August 31, 1999                                 Total Return       Total Return       Total Return
ML Emerging Tigers Fund, Inc. Class A Shares            +11.32%            +76.31%             -39.75%++
ML Emerging Tigers Fund, Inc. Class B Shares            +11.08             +74.36              -47.45
ML Emerging Tigers Fund, Inc. Class C Shares            +11.07             +74.19              -47.51
ML Emerging Tigers Fund, Inc. Class D Shares            +11.22             +75.57              -46.19


 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 3/04/94 for Class A Shares and from 6/10/96 for Class B, Class C & Class D Shares.
++Performance results for Class A Shares prior to June 10, 1996 are for the period when the Fund was closed-end.


Average Annual
Total Return


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        +46.77%        +39.07%
Five Years Ended 6/30/99                  - 8.99         - 9.97
Inception (3/04/94) through 6/30/99       - 8.54         - 9.46

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/99                        +45.18%        +41.18%
Inception (6/10/96) through 6/30/99       -18.11         -18.38

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/99                        +45.28%        +44.28%
Inception (6/10/96) through 6/30/99       -18.14         -18.14

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        +46.29%        +38.61%
Inception (6/10/96) through 6/30/99       -17.49         -18.93

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1999


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)

                                  Shares                                                                            Percent of
COUNTRY       Industries           Held               Long-Term Investments                Cost           Value     Net Assets
China         Appliances             567,000  Guangdong Kelon Electrical Holdings
                                              Company Limited 'H'                      $    579,226     $    580,524    1.2%

              Electronics            800,000  Legend Holdings Limited                       396,363          772,718    1.6

              Infrastructure         779,013  Cosco Pacific Limited                         510,488          682,218    1.4

              Mining               1,994,000  Yanzhou Coal Mining Co. Ltd. 'H'              551,276          873,120    1.8

              Telecommunications     576,227  China Telecom (Hong Kong) Limited             984,318        1,788,465    3.8

                                              Total Long-Term Investments in China        3,021,671        4,697,045    9.8


India         Banking                207,000  Corporation Bank                              482,450          504,145    1.1
                                     253,510  Housing Development Finance
                                              Corporation Ltd. (HDFC)                     1,578,107        1,509,378    3.1
                                      44,940  State Bank of India (GDR)**                   694,152          606,690    1.3
                                                                                       ------------     ------------  ------
                                                                                          2,754,709        2,620,213    5.5

              Computer Software        3,590  NIIT Limited                                  143,973          175,364    0.3
                                      16,410  NIIT Limited (New Shares)                     738,186          801,594    1.7
                                                                                       ------------     ------------  ------
                                                                                            882,159          976,958    2.0

              Oil Services            60,900  Hindustan Petroleum Corporation Ltd.          659,510          360,278    0.7

              Pharmaceuticals         63,800  Ranbaxy Laboratories Limited                  584,702        1,668,355    3.5

              Telecommunications      47,240  Mahanagar Telephone Nigam Ltd. (GDR)**        564,896          496,020    1.0

                                              Total Long-Term Investments in India        5,445,976        6,121,824   12.7


Indonesia     Banking              8,386,500  PT Bank Internasional Indonesia
                                              'Foreign'                                     281,311          165,089    0.3
                                   1,480,000  PT Bank Pan Indonesia Tbk 'Foreign'           295,904          271,916    0.6
                                     145,500  PT Bank Pan Indonesia Tbk (Warrants)(a)             0            8,115    0.0
                                                                                       ------------     ------------  ------
                                                                                            577,215          445,120    0.9

              Foods                  630,000  PT Indofood Sukses Makmur Tbk                 397,130          677,953    1.4

              Retail--Stores       4,750,000  PT Matahari Putra Prima Tbk                   564,318          483,104    1.0

              Telecommunications      69,125  PT Telekomunikasi Indonesia (ADR)*            568,630          531,398    1.1

              Tobacco                339,500  PT Gudang Garam Tbk                           497,576          824,245    1.7
                                     353,500  PT Hanjaya Mandala Sampoerna Tbk              390,966          739,938    1.6
                                                                                       ------------     ------------  ------
                                                                                            888,542        1,564,183    3.3

                                              Total Long-Term Investments in
                                              Indonesia                                   2,995,835        3,701,758    7.7


Malaysia++    Banking &            1,540,000  Public Bank Berhad 'Foreign'                  865,756        1,450,842    3.0
              Financial

              Building &              43,000  IJM Corporation Bhd                            83,169           34,626    0.1
              Construction

              Consumer               348,500  Amway (Malaysia) Holdings Berhad              707,344          816,224    1.7
              Products

              Leisure                385,000  Genting Berhad                                862,706        1,418,421    2.9
                                     377,000  Resorts World Berhad                          683,286          957,382    2.0
                                                                                       ------------     ------------  ------
                                                                                          1,545,992        2,375,803    4.9

              Publishing &           438,000  Star Publications (Malaysia)                  460,607        1,083,474    2.3
              Broadcasting

              Restaurants            558,000  KFC Holdings (Malaysia) Berhad                688,792          800,289    1.7

              Telecommuni-           331,000  Telekom Malaysia Berhad                       942,429          984,289    2.0
              cations

              Tobacco                141,400  Rothmans of Pall Mall (Malaysia) Berhad       757,998          986,079    2.0

              Transportation         529,000  Malaysia International Shipping
                                              Corporation Berhad 'Foreign'                  969,076          807,421    1.7

                                              Total Long-Term Investments in
                                              Malaysia                                    7,021,163        9,339,047   19.4


Philippines   Banking                 35,000  Metropolitan Bank & Trust Company             232,006          289,457    0.6

              Beverages              165,000  San Miguel Corporation 'B'                    266,543          268,750    0.6

              Conglomerates        2,816,200  Benpres Holdings Corp.                        804,269          554,706    1.1

              Restaurants          1,165,000  Jollibee Foods Corporation
                                              (Warrants)(a)                                 598,177          514,836    1.1

              Retail               2,543,346  SM Prime Holdings, Inc.                       445,650          468,849    1.0

              Telecommuni-            17,000  Philippine Long Distance Telephone
              cations                         Company (ADR)*                                451,967          402,688    0.8

              Utilities--            144,956  Manila Electric Company 'B'                   823,179          431,940    0.9
              Electric & Gas

                                              Total Long-Term Investments in
                                              the Philippines                             3,621,791        2,931,226    6.1


Singapore     Airlines               217,000  Singapore Airlines Ltd. 'Foreign'           2,053,479        2,037,317    4.2

              Automotive             118,000  Cycle & Carriage Ltd.                         562,742          666,112    1.4

              Banking                171,543  DBS Bank Limited                            1,310,595        1,967,301    4.1
                                     135,000  Oversea-Chinese Banking Corporation
                                              Ltd. 'Foreign'                                941,376          946,580    1.9
                                     291,500  Overseas Union Bank Ltd. 'Foreign'          1,127,301        1,524,274    3.2
                                                                                       ------------     ------------  ------
                                                                                          3,379,272        4,438,155    9.2

              Conglomerates          739,000  Singapore Technologies
                                              Engineering Ltd.                              637,806          891,419    1.9

              Electronics            245,000  Natsteel Electronics Ltd.                     448,336        1,222,889    2.6

              Foods                1,579,000  Del Monte Pacific Ltd.                        994,776          805,290    1.7

              Industrial             700,000  Clipsal Industries (Holdings)
                                              Limited                                     1,756,254          903,000    1.9

              Publishing &           117,997  Singapore Press Holdings Ltd.               1,518,615        1,963,228    4.1
              Broadcasting

              Real Estate            180,000  Allgreen Properties Limited                   109,232          174,342    0.4
                                     194,000  City Developments Limited                     917,822        1,175,827    2.4
                                     219,000  DBS Land Limited                              349,590          499,709    1.0
                                      54,750  DBS Land Limited (New Shares)                  74,213          124,927    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,450,857        1,974,805    4.1

              Telecommuni-           524,000  Singapore Telecommunications, Ltd.            811,640          930,988    1.9
              cations

                                              Total Long-Term Investments
                                              in Singapore                               13,613,777       15,833,203   33.0


Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
                                  Shares                                                                            Percent of
COUNTRY       Industries           Held               Long-Term Investments                Cost           Value     Net Assets
Thailand      Banking & Financial    330,000  Siam Commercial Bank Public Company
                                              Limited 'Foreign' (Preferred)            $    232,016     $    374,804    0.8%
                                     330,000  Siam Commercial Bank Public Company
                                              Limited (Warrants)(a)                               0          148,629    0.3
                                     238,000  Thai Farmers Bank Public Company
                                              Limited 'Foreign'                             310,807          341,775    0.7
                                                                                       ------------     ------------  ------
                                                                                            542,823          865,208    1.8

              Oil--Related            75,317  PTT Exploration and Production Public
                                              Company Limited 'Foreign'                     747,883          593,883    1.2

              Telecommunications      78,800  Advanced Info Service Public Company
                                              Limited 'Foreign'                             415,686        1,082,214    2.3
                                     637,000  TelecomAsiaCorporation Public Company
                                              Limited 'Foreign'                             458,622          611,221    1.3
                                                                                       ------------     ------------  ------
                                                                                            874,308        1,693,435    3.6

                                              Total Long-Term Investments
                                              in Thailand                                 2,165,014        3,152,526    6.6

                                              Total Long-Term Investments                37,885,227       45,776,629   95.3


                                     Face
                                    Amount            Short-Term Investments

United        Commercial        US$1,196,000  General Motors Acceptance Corp., 5.56%
States        Paper***                        due 9/01/1999                               1,196,000        1,196,000    2.5

                                              Total Investments in Short-Term
                                              Investments                                 1,196,000        1,196,000    2.5


              Total Investments                                                        $ 39,081,227       46,972,629   97.8
                                                                                       ============
              Other Assets Less Liabilities                                                                1,038,526    2.2
                                                                                                        ------------  ------
              Net Assets                                                                                $ 48,011,155  100.0%
                                                                                                        ============  ======

              Net Asset Value:   Class A--Based on net assets of $36,154,177 and
                                          4,433,172 shares outstanding                                  $       8.16
                                                                                                        ============
                                 Class B--Based on net assets of $7,521,771 and
                                          938,402 shares outstanding                                    $       8.02
                                                                                                        ============
                                 Class C--Based on net assets of $2,213,801 and
                                          275,799 shares outstanding                                    $       8.03
                                                                                                        ============
                                 Class D--Based on net assets of $2,121,406 and
                                          260,908 shares outstanding                                    $       8.13
                                                                                                        ============



            ++Effective February 16, 1999, the Fund's Board of Directors adopted a change in valuation for Malaysian securities. The Fund will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before February 15, 1999, based upon its value as of August 31, 1998, equivalent to 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.
             *American Depositary Receipts (ADR).
            **Global Depositary Receipts (GDR).
           ***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
           (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.



PORTFOLIO CHANGES


For the Quarter Ended August 31, 1999


 Additions

 Corporation Bank
 DBS Bank Limited
 DBS Land Limited (New Shares)
 Del Monte Pacific Ltd.
 NIIT Limited (New Shares)
 PT Bank Pan Indonesia Tbk 'Foreign'
 PT Matahari Putra Prima Tbk
*Shandong International Power Development Company Limited 'H'


 Deletions

 Ayala Land, Inc.
 Development Bank of Singapore Limited 'Foreign'
 New World Infrastructure Limited
 PT Astra International Tbk
*Shandong International Power Development Company Limited 'H'

[FN]
*Added and deleted in the same quarter.



PORTFOLIO INFORMATION

As of August 31, 1999

                                         Percent of
Ten Largest Holdings                     Net Assets

Singapore Airlines Ltd. 'Foreign'            4.2%
DBS Bank Limited                             4.1
Singapore Press Holdings Ltd.                4.1
China Telecom (Hong Kong) Limited            3.8
Ranbaxy Laboratories Limited                 3.5
Overseas Union Bank Ltd. 'Foreign'           3.2
Housing Development Finance Corporation
    Ltd. (HDFC)                              3.1
Public Bank Berhad 'Foreign'                 3.0
Genting Berhad                               2.9
Natsteel Electronics Ltd.                    2.6



Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863